CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES (Parentheticals) (USD $) In Millions, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Real estate properties at cost	$ 10,679.5	$ 10,543.6
Real estate joint ventures and limited partnerships at cost	2,424.7	2,553.8
Real estate related marketable securities at cost	1,384.3	1,175.7
Other marketable securities at cost	3,119.3	2,569.3
Cost of total investments	17,607.8	16,842.4
Principal outstanding on mortgage loans payable	$ 2,307.7	$ 2,253.8